May 3, 2004

Board of Trustees
Frank Russell Investment Company
Tacoma, WA 98402
Ladies and Gentlemen:
In accordance with the Frank Russell
Investment Company procedures for
purchase of securities from affiliated
underwriters, the following is a report, for the quarter ending March 31, 2004, of securities that were purchased from affiliates under Rule 10f-3:

Issuer:Rouse Company
Notes 3.625% due 3/15/2009
Money Manager: Morgan Stanley
FRIC Fund:Fixed III
Affiliated Underwriter: Morgan Stanley
Date of Purchase: 3/10/04
Rule 10f-3 Satisfied? Yes
Issuer:Rouse Company
Notes 3.625% due 3/15/2009
Money Manager:Morgan Stanley
FRIC Fund:Multi Strategy Bond
Affiliated Underwriter: Morgan Stanley
Date of Purchase 3/10/04
Rule 10f-3 Satisfied? Yes
Issuer:Commonwealth of Massachusetts
Money Manager:Standish Mellon Asset Mgmt
FRIC Fund:Tax Exempt Bond
Affiliated Underwriter: Mellon Financial Markets
Date of Purchase 1/14/04
Rule 10f-3 Satisfied? Yes
Issuer:Capital One Prime Auto Receivables Trust
Money Manager:Lincoln Capital
FRIC Fund:Diversified Bond
Affiliated Underwriter: Deutsche Bank; JP Morgan
Date of Purchase 1/21/04
Rule 10f-3 Satisfied? Yes
Issuer:Capital One Prime Auto Receivables Trust
Money Manager:Lincoln Capital
FRIC Fund:Fixed I
Affiliated Underwriter: Deutsche Bank; JP Morgan
Date of Purchase 1/21/04
Rule 10f-3 Satisfied? Yes
Issuer:CSFB Mortgage Securities Corp.
Money Manager:Lincoln Capital
FRIC Fund:Fixed I
Affiliated Underwriter: CS First Boston
Date of Purchase 2/26/04
Rule 10f-3 Satisfied? Yes
Issuer:CSFB Mortgage Securities Corp.
Money Manager:Lincon Capital
FRIC Fund:Diversified Bond
Affiliated Underwriter: CS First Boston
Date of Purchase 2/24/04
Rule 10f-3 Satisfied? Yes
Issuer:Permanent Financing PLC
Money Manager:Lincoln Capital
FRIC Fund:Fixed I
Affiliated Underwriter: Lehman Brothers
Date of Purchase 3/1/04
Rule 10f-3 Satisfied? Yes
Issuer:Permanent Financing PLC
Money Manager:Lincon Capital
FRIC Fund:Diversified Bond
Affiliated Underwriter: Lehman Brothers
Date of Purchase 3/1/04
Rule 10f-3 Satisfied? Yes
Issuer:SLM Student Loan Trust
Money Manager:Lincoln Capital
FRIC Fund:Fixed I
Affiliated Underwriter: Lehman Brothers
Date of Purchase 3/16/04
Rule 10f-3 Satisfied? Yes
Issuer:SLM Student Loan Trust
Money Manager:Lincoln Capital
FRIC Fund:Diversified Bond
Affiliated Underwriter: Lehman Brothers
Date of Purchase 3/16/04
Rule 10f-3 Satisfied? Yes
Issuer:International Paper
Money Manager:Lincon Capital
FRIC Fund:Fixed I
Affiliated Underwriter: Citigroup; UBS
Date of Purchase 3/15/04
Rule 10f-3 Satisfied? Yes
Issuer:International Paper
Money Manager:Lincon Capital
FRIC Fund:Diversified Bond
Affiliated Underwriter: Citigroup; UBS
Date of Purchase 3/15/04
Rule 10f-3 Satisfied? Yes

As Senior Compliance Officer of
Frank Russell Investment
Management Company, I certify
to the best of my knowledge,
the foregoing transactions
were all of the transactions
under Rule 10f-3 and each
was completed in compliance
with Rule 10f-3 of the Investment
Company Act of 1940 and the
Investment Company?s Rule 10f-3
procedures. Copies of the money
manager?s completed 10f-3 forms
are available upon request.

Very truly yours,

J. Richard McEntee, Jr.
Senior Compliance Officer



Board of Trustees
January 30, 2001
Page 4



Frank Russell
Investment Company
P.O. Box 1616
Tacoma, Washington 98401-1616
253-627-7001
Fax: 253-591-3495